UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 31, 2007

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                                22-1897375

(State or other jurisdiction     (Commission                          (IRS Employer

of incorporation)                 File Number)                        Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amends the Current Report on Form 8-K of Monmouth Real Estate Investment Corporation (Monmouth REIT) filed with the United States Securities and Exchange Commission on August 2, 2007, reporting the completion of the strategic combination (the Merger) of Monmouth REIT and Monmouth Capital Corporation (Monmouth Capital) pursuant to an Agreement and Plan of Merger, dated as of March 26, 2007 (the Merger Agreement), by and among Monmouth Capital, Monmouth REIT and Route 9 Acquisition, Inc. (MergerCo), a wholly-owned subsidiary of Monmouth REIT.  This Form 8-K/A amends the form 8-K filed on August 2, 2007 to include financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

Audited Financial Statements of Monmouth Capital as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 and Unaudited Financial Statements of Monmouth Capital for the six months ended June 30, 2007 and 2006 are set forth as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of Monmouth REIT as of June 30, 2007 and for the nine months then ended and for the year ended September 31, 2006 are set forth herein as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(d)

Exhibits.

The following are filed as Exhibits to this Report.

Exhibit No.	Exhibit Description

23	Consent of Cowan Gunteski, independent registered public accounting firm for Monmouth Capital.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Monmouth REIT as of June 30, 2007.

99.2	Unaudited Pro Forma Condensed Consolidated Statements of Income of Monmouth REIT for the Nine Months ended June 30, 2007 and for the Year Ended September 30, 2006.

99.3

Audited Financial Statements of Monmouth Capital as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 (set forth on pages 47-68 of the Annual Report on Form 10-K/A of Monmouth Capital for the year ended December 31, 2007 and incorporated herein by reference).

99.4	Unaudited Financial Statements of Monmouth Capital as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Anna T. Chew

                                ANNA T. CHEW

                                Chief Financial Officer

     Date        September 21, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23	Consent of Cowan Gunteski, independent registered public accounting firm for Monmouth Capital.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Monmouth REIT as of June 30, 2007.

99.2	Unaudited Pro Forma Condensed Consolidated Statements of Income of Monmouth REIT for the Nine Months ended June 30, 2007 and for the Year Ended September 30, 2006.

99.3

Audited Financial Statements of Monmouth Capital as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 (set forth on pages 47-68 of the Annual Report on Form 10-K/A of Monmouth Capital for the year ended December 31, 2007 and incorporated herein by reference).

99.4	Unaudited Financial Statements of Monmouth Capital as of June 30, 2007 and 2006 and for the six months ended June 30, 2007 and 2006.